Independent Auditor’s Report

To the Shareholders

Twelve Oaks Properties, Inc.
100 Four Star Lane
Odenville, AL 35120

We have audited the accompanying balance sheet of Twelve Oaks Properties, Inc. as of December 31, 2008 and 2009, and the related statements of operations, changes in shareholders’ equity, and cash flows for the years 2008 and 2009 then ended. These financial statements are the responsibility of Twelve Oaks Properties, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twelve Oaks Properties, Inc. as of December 31, 2008 and 2009, and the results of its operations and its cash flows for the years 2008 and 2009 then ended in conformity with generally accepted accounting principles.

/s/ Labrozzi & Co., P.A.
Labrozzi & Co., P.A.
Miami, Florida
February 1, 2010

TWELVE OAKS PROPERTIES, INC.
BALANCE SHEETS
December 31, 2008 and 2009

ASSETS			Pro-forma
	2009	2008	2009
Current assets:
Cash	$43,467	$196,926	$43,605
Employee Advances	2,000	-	2,000
Inventories	-	-	402

Total current assets	45,467	196,926	46,006

Non-current assets
Notes receivable-related parties	519,210	170,210	519,210
Capitalized interest	224,591	135,167	224,591
Real estate held for sale	1,282,942	1,370,604	1,282,942
Land held for development	2,605,509	2,267,668	2,605,509
License - net of accumulated amortization	-	-	660
Property, plant & equipment, net of accumulated depreciation	-	-	345

Total non-current assets	4,632,252	3,943,649	4,633,257

TOTAL ASSETS	$4,677,719	$4,140,575	$4,679,263

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts Payable	$-	$35,027	$7,000
Current maturity of Development Loan	640,523	652,571	640,523
Due from affiliate	32,505	-	32,505

	673,028	687,598	680,028

Long-Term Liabilities:
Loan payable - related party	604,664	620,164	604,664
Development loan payable	628,020	790,972	628,020
Deferred Revenue - 12 Oaks Improvement District	2,611,095	1,816,077	2,611,095

	3,843,779	3,227,213	3,843,779

TOTAL LIABILITIES	4,516,807	3,914,811	4,523,807

Shareholders' equity:
Common stock	2,500	2,500	91,087
Retained earnings	158,412	223,264	64,369

Total shareholders' equity	160,912	225,764	155,456

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,677,719	$4,140,575	$4,679,263

TWELVE OAKS PROPERTIES, INC.
STATEMENTS OF OPERATIONS AND CHANGES IN SHAREHOLDERS' EQUITY
Years Ended December 31, 2008 and 2009

			Pro-forma
	2009	2008	2009
Revenue
Sales	$175,000	$600,000	$175,000
Cost of sales	117,116	456,868	117,116

Gross profit	57,884	143,132	57,884

Operating expenses
Environmental fees	9,593	9,222	9,593
Equipment rental	1,980	68,678	1,980
Excavating	2,368	35,027	2,368
Fuel	-	18,337	-
Other	3,899	4,049	3,899

Total operating expenses	17,840	135,313	17,840

Non-operating expenses:
Consulting Fees	-	5,000	-
Professional fees	21,347	16,116	21,347
Interest	10,118	8,192	10,118
Taxes	6,011	3,458	6,011
Utilities	6,334	4,242	6,334
Amortization	534	611	534
Depreciation	-	-	0
Other General & Administrative Costs	-	-	0

Total non-operating expenses	44,344	37,619	44,344

Total expenses	62,184	172,932	62,184

Other income (expense)
Twelve Oaks assessment revenue	49,095	251,143	49,095
Twelve Oaks assessment expense	(109,647)	8,300	(109,647)

Net other income	(60,552)	259,443	(60,552)

Net income (loss)	$(64,852)	$229,643	$(64,852)

SHAREHOLDERS' EQUITY DECEMBER 31, 2008	$225,764

2009 NET LOSS	(64,852)

SHAREHOLDERS' EQUITY DECEMBER 31, 2009	$160,912

TWELVE OAKS PROPERTIES, INC.
STATEMENTS OF CASH FLOWS
Years Ended December 31, 2008 and 2009

	2009	2008

Cash Flows from Operating Activities
Net income (loss) from operations	$(64,852)	$229,643
Adjustments to reconcile net income to net cash
used in operating activities:
Employee Advances	(2,000)	-
Notes receivable-related parties	(349,000)	(170,210)
Capitalized interest	(89,424)	(135,167)
Real estate held for sale	87,662	(1,370,604)
Land held for development	(337,841)	74,562
Accounts Payable	(35,027)	35,027
Due from Affiliate	32,505	-
Current Maturity of development loan	(12,048)	620,164
Deferred Revenue - 12 Oaks Improvement Dist	(49,095)	(251,143)
Issuance of Common Stock for services	-	-
Amortization	-	-
Depreciation	-	-

Net cash used in operating activities	(819,120)	(967,728)

Cash Flows from Financing Activities:
Funds Rec'd from 12 Oaks Improvement Dist	844,113	2,067,219
Increase in Notes Payable - Related Party	(15,500)	176,262
Decrease in development loan payable - related party	(162,952)	(1,078,827)

Net cash provided by financing activities	665,661	1,164,654

Net change in cash and cash equivalents	(153,459)	196,926
Cash and cash equivalents - beginning of year	196,926	-
Cash and cash equivalents - end of year	$43,467	$196,926

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$106,306	$143,359
Cash paid for taxes	$6,011	$3,458

NOTE 1 - DESCRIPTION OF ORGANIZATION

Organization. Twelve Oak Properties, Inc. (the “Company”) was formed on July 11, 2007 under the laws of the state of Alabama. The Company is a developer for build-to-suit real estate development projects for affiliated companies and other developers in the St. Clair County near Birmingham, Alabama. Project construction operations are conducted through the Company’s affiliates who share the same ownership. The Company creates each project such that it will generate income from the placement of the construction loan through its affiliates and/or the capital appreciation of the facility upon sale. Affiliates and management of the Company will develop the construction and permanent financing for the benefit of the Company.

The Twelve Oaks Improvement District (the “District”) is an Alabama public corporation organized and existing under Chapter 99A of Title 11 of the Code of Alabama 1975 (the “Act”). The Act was enacted in 1999 to provide for the establishment of independent improvement districts to manage and finance basic public infrastructure throughout the state of Alabama. The District improvements include roads, network of lakes, storm drainage, water and sanitary sewer systems, a clubhouse and pool, parks, and walking trails. The shareholders of the Company serve as the board of directors of the District. (See Note 8)

Basis of accounting – The financial statements are prepared using the accrual basis of accounting.  Revenues are recognized when services are rendered and expenses are recognized in the period in which they were incurred. The basis of accounting conforms to accounting principles generally accepted in the United States of America.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLCIES

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2009.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLCIES (Continued)

Revenue recognition. The Company recognizes revenue in accordance with Statement of Accounting Standards No. 66, Accounting for Real Estate Sales. The Company recognizes revenue from real estate sales under the full accrual method. Under the full accrual method, profit may be realized in full when real estate is sold, provided (1) the profit is determinable and (2) the earnings process is virtually complete (the Company is not obligated to perform significant activities after the sale to earn the profit). The Company recognizes revenue from its real estate sales transactions on the closing date.

Impairment and Disposal of Long-Lived Assets: The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets’ carrying amount. If such assets are impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Income taxes: The Company has elected subchapter S status for income tax purposes. Accordingly, a provision for income taxes has not been established.

New accounting pronouncements:

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements".  SFAS No. 157 provides guidance for using fair value to measure assets and liabilities. SFAS No. 157 addresses the requests from investors for expanded disclosure about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and was adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS No. 157 will have on its results of operations and financial condition.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In February 2008, the FASB issued Staff Position (“FSP”) 157-2, “Effective Date of FASB Statement No. 157”. This FSP delays the effective date of SFAS No. 157 for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value on a recurring basis (at least annually) to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The impact of adoption was not material to the Company’s financial condition or results of operations.

Accounting for Uncertainty in Income Taxes

In July 2006, the FASB issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies that accounting for uncertainty in income taxes recognized under SFAS No. 109 "Accounting for Income Taxes". FIN 48 prescribes a recognition threshold and measurement attribute for financial statement recognition measurement of a tax position taken or expected to be taken in a tax return and also provides guidelines on various related matters such as derecognition, measurement and classification of income tax uncertainties, interest and penalties, and disclosure. FIN 48 also includes guidance concerning accounting for income tax uncertainties in interim periods and increases the level of required disclosures associated with any recorded income tax uncertainties. The differences between the amount recognized in the statement of financial position prior to the adoption of FIN 48 and the amounts reported after adoption are to be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. FIN 48 was effective beginning in fiscal year 2007 and did not have a material effect on the Company's financial position, results of development stage activities or liquidity.

Considering the Effects of Prior Year Misstatements

In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 108 (SAB No. 108) "Considering the Effects of Prior Year Misstatements When Qualifying Misstatements in Current Year Financial Statements". SAB No. 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in qualifying a current year misstatement. The SEC staff believes that registrants should qualify errors using both a balance sheet and income statement approach and evaluate whether either approach results in qualifying a current year misstatement that, when all relevant quantitative and qualitative factors are considered, is material. The provisions of SAB

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

No. 108 were effective for the Company's fiscal year ending December 31, 2008. The adoption of SAB No. 108 did not have a material impact on the Company's financial statements.

Business Combinations

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations”.  This Statement replaces the original SFAS No. 141.  This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement No. 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. The objective of this SFAS No. 141(R) is to improve the relevance, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, SFAS No. 141(R) establishes principles and requirements for how the acquirer:

1.	Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree.

2.
Recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase. the beginning of the first annual reporting period beginning on or after December 15, 2008 and may not be applied before that date.

The Company is unable at this time to determine the effect that its adoption of SFAS No. 141(R) will have on its results of operations and financial condition.

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, which became effective for the Company on February 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its financial condition, results of operations, cash flows or disclosures.

NOTE 3- NOTE RECEIVABLE-RELATED PARTY

The Company made loans to an affiliated company, Four Star Investments, LLC. The Shareholders of the Company are also members of Four Star Investments, LLC. The balance of the outstanding receivable as of December 31, 2009 is $519,210.

NOTE 4- CAPITALIZED INTEREST

For the year ended December 31, 2009 the Company has recognized $106,306 in interest expense that was capitalized and $10,118 interest expensed directly to the Statement of Operations. Project interest expense is recorded on the balance sheet or statement of operations depending on the status of the project(s). The balance as of December 31, 2009 was $224,591.

NOTE 5-LAND HELD FOR DEVELOPEMENT AND REAL ESTATE HELD FOR SALE

Land acquisition costs are capitalized as “Land Held for Development”. Project costs that are clearly associated with the development and construction of a real estate project are capitalized as a cost of that project. Costs are allocated to individual projects by the specific identification method. Interest costs are capitalized while development is in progress. When a project is completed it is reclassified as “Real Estate Held for Sale” until it is sold. Once a project is sold, the capitalized costs are reclassified as cost of lots sold in the Statement of Operations.

NOTE 6- DEVELOPMENT LOAN PAYABLE-RELATED PARTY

Four Star Investments, LLC, a related party controlled by the Company’s president, agreed to purchase land in exchange for a loan in the amount of $1,943,543. This loan is evidenced by an unsecured promissory note dated August 15, 2007. The note carries a 5% interest rate and matures on August 15, 2012. Four Star Investments obtained the funds through Aliant Bank. The balance of the note as of December 31, 2009 was $1,343,543 with $640,523 as the current maturity.

NOTE 7- LOAN PAYABLE-RELATED PARTY

Initial operations were funded by an affiliated company, Ridgefield Development Corporation, a related party controlled by the Company’s president. The Company was unable to obtain necessary funds for operations from financial institutions due to lack of established credit. The funds were available from Ridgefield Development and were transferred to the Company for

NOTE 7- LOAN PAYABLE-RELATED PARTY (Continued)

expenses as incurred. There is no written agreement between the two entities and no imputed interest. The loan balance as of December 31, 2009 was $604,664.

NOTE 8-TWELVE OAKS IMPROVEMENT DISTRICT DEFERRED REVENUE

Special Assessment Capital Improvement Revenue Bonds, Series 2008, (the “Series 2008 Bonds”), were issued by the District on May 1, 2008 in fully registered form, without coupons, initially in denominations of $100,000 under the constitution and laws of the State of Alabama, Title 11 of the Code of Alabama 1975. The Series 2008 Bonds, principal amount of $4,395,000, bearing 7.80% interest, are payable semi-annually commencing November 1, 2008 and mature May 1, 2038.

Qualified expenditures for District improvements are verified and approved by an engineering company. Once approved, the Company is reimbursed for said expenditures by the District in accordance with the limited offering memorandum dated July 31, 2008. As of December 31, 2009, the balance of these expenditures amounted to $2,611,095.